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                                                                  Exhibit 10.8.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR PURSUANT TO RULE 144 UNDER SUCH ACT.

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                           CONVERTIBLE PROMISSORY NOTE

No. ____                                                        Date of Issuance

$____________                                                   August __, 2006

     FOR VALUE RECEIVED, BioVex Group, Inc., a Delaware corporation (the "Company"), hereby promises to pay __________________ (the "Lender"), the principal sum of __________________ ($_____________), together with interest thereon from the date of this Note. Interest shall accrue at a rate of 8% per annum, compounded annually based on the actual number of days elapsed over a year of 360 days. Unless earlier converted into Conversion Shares pursuant to
Section 2.2 of the Note and Warrant Purchase Agreement dated August __, 2006 among the Company, Lender and certain other lenders (the "Purchase Agreement"), the principal and accrued interest shall be due and payable by the Company on demand by the holder hereof at any time after the Maturity Date; provided that the Majority Note Holders shall have consented to such demand.

     This Note is one of a series of Notes issued pursuant to the Purchase Agreement and shall be governed by and construed in accordance with the terms of the Purchase Agreement. Capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

     1. PAYMENT. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to accrued interest due and payable and any remainder applied to principal. Prepayment of all or a portion of the principal, together with accrued interest, may be made at any time on or before the Maturity Date pro rata among the notes issued pursuant to the Purchase Agreement. In accordance with the terms of Section 2.2(b) of the Purchase Agreement, in the event of a Sale of the Company, this Note, and any accrued interest thereon, plus the Premium shall, at the election of the Lender, (i) be prepaid by the Company or (ii) be automatically converted into

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Conversion Shares. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

     2. SECURITY. This Note is a general unsecured obligation of the Company.

     3. CONVERSION OF THE NOTES. This Note and any amounts due hereunder shall only be convertible into Conversion Shares in accordance with the terms of
Section 2.2 of the Purchase Agreement. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the holder of this Note, upon surrender of the Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion.

     4. AMENDMENTS AND WAIVERS; RESOLUTIONS OF DISPUTE; NOTICE. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

     5. SUCCESSORS AND ASSIGNS. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Majority Note Holders. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

     6. OFFICERS AND DIRECTORS NOT LIABLE. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

     7. GOVERNING LAW. This Note shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to other instruments made by Massachusetts residents to be performed entirely within the Commonwealth of Massachusetts.

     8. APPROVAL. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the Company's execution of this Convertible Promissory Note based upon a reasonable belief that the principal provided hereunder is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation. In addition, the Company hereby represents that it intends to use the principal of this Convertible Promissory Note primarily for the operations of its business, and not for any personal, family or household purpose.

                                        BIOVEX GROUP, INC.


                                        By:
                                            ------------------------------------
                                            Philip Astley-Sparke
                                            President and Chief
                                            Financial Officer

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